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                        SUPPLEMENT DATED AUGUST 27, 1999
                        TO PROSPECTUS DATED MAY 1, 1999

                                       OF

                             CONSERVATIVE PORTFOLIO
                               MODERATE PORTFOLIO
                              AGGRESSIVE PORTFOLIO

                                 PORTFOLIOS OF

            MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
                             ---------------------

    The Prospectus is hereby amended and supplemented to reflect a change in the voluntary fee waivers for the Conservative Portfolio. Accordingly, the first paragraph of the footnote on page 8 is hereby deleted and replaced with the following:

       * THE FEES FOR THE PORTFOLIOS SHOWN IN THE TABLE ABOVE ARE THE HIGHEST THAT COULD BE CHARGED. THIS TABLE DOES NOT SHOW THE EFFECTS OF MSDW INVESTMENT MANAGEMENT'S VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. MSDW INVESTMENT MANAGEMENT HAS VOLUNTARILY AGREED TO REDUCE ITS ADMINISTRATION FEE AND/OR REIMBURSE THE PORTFOLIOS SO THAT TOTAL ANNUAL EXPENSES, INCLUDING EXPENSES ATTRIBUTABLE TO INVESTMENT IN UNDERLYING FUNDS, WILL NOT EXCEED 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES OF THE CONSERVATIVE PORTFOLIO; 0.90% FOR THE CLASS A SHARES AND 1.15% FOR THE CLASS B SHARES OF THE MODERATE PORTFOLIO; AND 1.10% FOR THE CLASS A SHARES AND 1.35% FOR THE CLASS B SHARES OF THE AGGRESSIVE PORTFOLIO.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE